Exhibit 99.1
                               ------------
               CSC Computational Materials dated March 23, 2005.

                                                                       EX.99.1

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------



                              ABS New Transaction

                           Computational Materials
                           -----------------------

                                $1,800,000,000
                                 (Approximate)


                                  CWHEQ, Inc.
                                   Depositor

                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,

                                Series 2005-B


                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-B



                         [GRAPHIC OMITTED] COUNTRYWIDE
                                  HOME LOANS
                          Sponsor and Master Servicer

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------

                                                      Prepared: March 4, 2005


                         $1,800,000,000 (Approximate)

                    Revolving Home Equity Loan Trust (2005-B)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-B
         ------------------------------------------------------------


Class          Approximate         Note Rate          WAL                 Payment Window         Last Scheduled       Expected
                Amount (1)                          (Years)            (Months) Call/Mat(2)      Payment Date         Rating
                                                   Call/Mat(2)                                                     (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------------------------

1-A            $757,524,000        LIBOR + [19](3)  2.22/2.39              1-66 / 1-136           March 2030         AAA / Aaa

2-A          $1,042,476,000                                                Not Offered Herein

Total        $1,800,000,000
==================================================================================================================================

(1)   Subject to a permitted variance of +/- 10%.
(2)   Based on a collateral prepayment assumption of 40% CPR and a 10% draw rate, with respect to the Mortgage Loans and a settlement date of March 30, 2005.
(3)   Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein.
      Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).























Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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
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---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
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Transaction Participants
------------------------
Underwriter:                  Countrywide Securities Corporation (Lead Manager).

Sponsor and Master Servicer:  Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                    CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                    Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                 Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:            JPMorgan Chase Bank, National Association.

Owner Trustee:                Wilmington Trust Company.


Relevant Dates
--------------

Expected Closing Date:        March 30, 2005.

Expected Settlement Date:     March 30, 2005.

Cut-off Date:                 March 24, 2005.

Interest Period:              Except with respect to the first Payment Date, the interest accrual period with respect to the
                              Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through May 15, 2005.

Payment Date:                 The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing May 16, 2005.

Collection Period:            With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of
                              April 2005.


The Mortgage Loans
------------------

Description of
Mortgage Loans:               The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group
                              1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan Group"). The Group 1 Mortgage
                              Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                                           Page 4

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SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------

                                   The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.77 billion (subject to a variance of +/- 10%). The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of February 27, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:                The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years
                                   (which, in most cases, may be extendible for an additional five (5) years with
                                   Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20)
                                   year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. None of the Group 1 Mortgage Loans and approximately 0.05% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the
                                   Draw Period.

Cut-off Date Balance:              The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                      The Class 1-A and Class 2-A Notes (together, the "Notes") will be issued by
                                   CWHEQ Revolving Home Equity Loan Trust, Series 2005-B (the "Trust"). As of the
                                   Closing Date, the aggregate principal balance of both classes of the Notes will be $1,800,000,000 (subject to a permitted variance of +/- 10%).

Federal Tax Status:                It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                      The Notes will be available in book-entry form through DTC, Clearstream and the
                                   Euroclear System.

Note Rate:                         Except as noted below, each class of Notes will accrue interest during each Interest
                                   Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.19]%,
                                   (b) the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause
                                   (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and
                                   2-month LIBOR as benchmarks).

Net WAC:                           The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                  For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and
                                   (iii) commencing with the Payment Date in May 2006, the



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                         Page 5

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SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------

                                   Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given Payment
                                   Date on and after the May 2006 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:           On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis
                                   Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in
                                   "Group 1 Distributions of Interest" or "Group 2 Distributions of Interest" (as
                                   applicable), below.

Group 1
Distributions of Interest:         Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                   1.      Note insurance policy premium of the Note Insurer with respect to the Group 1
                                           Mortgage Loans;
                                   2.      Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                   3.      To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for such Payment Date;
                                   4.      To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                   5.      To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods
                                           (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 2
                                           Mortgage Loans;
                                   6.      Reimbursement to the Note Insurer for prior draws on its insurance policy
                                           (with interest thereon) relating to the Group 1 Mortgage Loans;
                                   7.      Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                   8.      To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage Loans;
                                   9.      To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 2 Mortgage
                                           Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                                   10.     Payment of any other amounts owed to the Note Insurer with respect to the
                                           Group 1 Mortgage Loans;
                                   11.     Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the
                                           Class 1-A Notes;
                                   12.     Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group
                                           2 Mortgage Loans;
                                   13.     Basis Risk Carryforward related to the Class 1-A Notes; and
                                   14.     Any excess cash flow to the holder of the Transferor Interest.


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                         Page 6

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
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SECURITIES CORPORATION                                                                             Computational Materials for
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
                                   In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:         Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                                   1.      Note insurance policy premium of the Note Insurer with respect to the Group 2
                                           Mortgage Loans;
                                   2.      Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                   3.      To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for such Payment Date;
                                   4.      To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                   5.      To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods
                                           (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 1
                                           Mortgage Loans;
                                   6.      Reimbursement to the Note Insurer for prior draws on its insurance policy
                                           (with interest thereon) relating to the Group 2 Mortgage Loans;
                                   7.      Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                   8.      To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage Loans;
                                   9.      To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such
                                           Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest Collections related to the Group 1 Mortgage
                                           Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                                   10.     Payment of any other amounts owed to the Note Insurer with respect to the
                                           Group 2 Mortgage Loans;
                                   11.     Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the
                                           Class 2-A Notes;
                                   12.     Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group
                                           1 Mortgage Loans;
                                   13.     Basis Risk Carryforward related to the Class 2-A Notes; and
                                   14.     Any excess cash flow to the holder of the Transferor Interest.

                                   In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:        Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                                   1.      During the Managed Amortization Period (as described below), the amount of principal payable to the holder of a class of Notes for each Payment Date will equal, to the extent



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                         Page 7
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SECURITIES CORPORATION                                                                             Computational Materials for
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
                                           funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below)
                                           for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal
                                           Payment"), and (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection
                                           Period (but not less than zero).

                                           The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event
                                           (i.e., certain events of default or other material non-compliance by the
                                           Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in April 2010.

                                           The "Investor Fixed Allocation Percentage" for any Payment Date and each
                                           Class of Notes will be calculated as follows: (i) on any date on which the related Allocated Transferor Interest is less than the related Required
                                           Transferor Subordinated Amount, 100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required
                                           Transferor Subordinated Amount, 98.60%.

                                   2.      After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes will be equal to the related Maximum Principal
                                           Payment.

Optional Termination:              The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of
                                   Notes is less than or equal to 10% of the initial aggregate principal balance of the
                                   Notes of both classes.

Credit Enhancement:                The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                   1.      Excess Interest Collections. For any Loan Group, its Excess Interest
                                           Collections are the related investor interest collections minus the sum of
                                           (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group.
                                           Investor Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.

                                   2.      Limited Subordination of Transferor Interest (Overcollateralization). A
                                           portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor
                                           Subordinated Amount for such Loan Group and then, if necessary for the unrelated Loan Group. The "Available Transferor Subordinated Amount" for each
                                           Loan Group is, for any Payment Date, the lesser of the related Allocated
                                           Transferor Interest and the related Required Transferor Subordinated Amount.
                                           The "Allocated Transferor Interest" for any Payment Date, will equal (a) the related Loan Group Balance of the related Loan Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor
                                           Interest but retained in the Payment Account, minus (b) the Note Principal
                                           Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that
                                           Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated
                                           Amount" for each Loan



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                         Page 8

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SECURITIES CORPORATION                                                                             Computational Materials for
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
                                           Date Balance of the related Mortgage Loans and (ii) on or after the date on which the step- down occurs and so long as a trigger event is not in effect,
                                           2.80% of the then current unpaid principal balance of the related Loan Group
                                           (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related
                                           Loan Group). The Allocated Transferor Interest for each Loan Group will be less than zero on the Closing Date.

                                           The initial aggregate principal balance of each class of Notes will exceed the aggregate Cut- off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately 1.50% of the original principal balance of each class of Notes.

                                   3.      Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of
                                           Basis Risk Carryforward.

Investor Loss Amounts:             With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the
                                   Liquidation Loss Amounts for such Payment Date from Mortgage Loans in the relevant
                                   Loan Group. The "Investor Floating Allocation Percentage," for any Payment Date and
                                   each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group
                                   Balance of the related Mortgage Loans at the beginning of the related Collection
                                   Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period (as may be adjusted by Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage
                                   Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated
                                   Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:                 Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                   The Notes will not constitute "mortgage related securities" for purposes of SMMEA.


                                   [Collateral Tables and Discount Margin Tables to follow]









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the
Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                         Page 9


[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------


                                           Discount Margin Tables (%)


Class 1-A (To Call) (1)
----------------------------------------------------------------------------------------------------------------------------------
   CPR                           22%       25%             35%             40%             45%          50%             52%
----------------------------------------------------------------------------------------------------------------------------------
  DM @ 100-00                     19        19              19              19              19           19              19
   WAL (yr)                      5.00      4.26            2.69            2.22            1.86         1.57            1.47
  MDUR (yr)                      4.51      3.89            2.53            2.11            1.78         1.52            1.43
Principal Window
   Beginning                     May05     May05           May05           May05           May05        May05           May05

Principal Window
     End                         Mar16     Dec14           Oct11           Oct10           Dec09        Mar09           Dec08
----------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.


Class 1-A (To Maturity) (1)
----------------------------------------------------------------------------------------------------------------------------------
    CPR                          22%       25%             35%             40%             45%          50%             52%
----------------------------------------------------------------------------------------------------------------------------------
  DM @ 100-00                     19        19              19              19              19           19              19
   WAL (yr)                      5.26      4.50            2.88            2.39            2.00         1.70            1.60
  MDUR (yr)                      4.68      4.06            2.69            2.25            1.90         1.63            1.54
Principal Window
   Beginning                     May05     May05           May05           May05           May05        May05           May05

Principal Window
     End                         Oct24     Jan23           May18           Aug16           Feb15        Oct13           Apr13
----------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.













Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.





                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------

                                                         $410,572,655

                                        Summary of Loans in Statistic Calculation Pool
                                                   (As of Calculation Date)

                                                                                                   Range
                                                                                                   -----

Aggregate Principal Balance                                            $410,572,655
Aggregate Credit Limit                                                 $490,870,098
WA Coupon (Gross)                                                            5.910%           3.000%  to  13.000%
WA Margin (Gross)                                                            2.192%          -0.500%  to  9.375%
WA Maximum Rate                                                             17.793%           9.000%  to 18.000%
Average Principal Balance                                                   $33,620           $1,000  to $164,984
Average Credit Limit                                                        $40,196           $6,000  to $193,500
WA Remaining Term To Scheduled Maturity (months)                                299               103 to 300
WA Combined Loan-to-Value Ratio                                              87.08%            6.35%  to 102.40%
Average Credit Utilization Rate                                              85.54%            0.90%  to 100.00%
Origination Period                                                                          4/30/1996 to 2/25/2005
Secured by (% of pool)             1st Liens                                  0.00%
                                   2nd Liens                                100.00%
WA Months to First Roll                                                        1.16
WA FICO                                                                         708
WA Second Mortgage Ratio                                                     24.55%            2.65%  to 100.00%




----------------------------------------------------------------------------------------------------------------------------------
   Top 5 States             Top 5 Prop               Doc Types                Top 5 Appr           Occ Codes       Delinq Status

CA         18.82%         SFR    68.64%      REDUCE           29.50%     1004U        44.66%    OO     92.93%    Current  100.00%
FL          9.03%         PUD    17.84%      STREAM           27.69%     PrpValUp     27.58%    INV    5.08%
NV          5.03%         CND     9.17%      ALT              22.89%     1073C         7.40%    2H     1.99%
AZ          4.98%         2-4U    3.41%      FULL             13.49%     AS400Va       4.94%
CO          4.18%         CNDP    0.93%      SUPER             6.42%     2055I         4.52%

----------------------------------------------------------------------------------------------------------------------------------







Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




                                                           Page A-1


                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------

                                                          $410,572,655

                                                         Loan Programs

                                          CURRENT     # OF       % OF         AVERAGE     GROSS      REMG.            COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL         BALANCE       WAC       TERM    FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
HELOC 5YDR/5YRP                            $9,063        2       0.00          $4,531     7.125     104.57     740        89.5
HELOC 5YDR/10YRP                          $79,707        3       0.02         $26,569     7.302     173.45     723        97.9
HELOC 10YDR/15YRP                    $410,391,325   12,205      99.96         $33,625     5.910     298.90     708        87.1
HELOC 15YDR/10YRP                         $92,560        2       0.02         $46,280     6.351     299.44     750        95.0
------------------------------------------------------------------------------------------------------------------------------
                                     $410,572,655   12,212     100.00         $33,620     5.910     298.87     708        87.1
------------------------------------------------------------------------------------------------------------------------------






                                                      Principal Balances

                                          CURRENT     # OF       % OF         AVERAGE     GROSS      REMG.            COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL         BALANCE       WAC       TERM    FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                     $7,882,127    1,257       1.92          $6,271     5.386     297.22     719        77.7
$10,000.01 - $20,000.00               $38,992,124    2,458       9.50         $15,863     5.754     298.43     710        84.9
$20,000.01 - $30,000.00               $77,350,509    2,991      18.84         $25,861     5.751     298.75     707        88.4
$30,000.01 - $40,000.00               $73,729,105    2,092      17.96         $35,243     6.033     298.88     708        89.4
$40,000.01 - $50,000.00               $56,356,192    1,239      13.73         $45,485     5.755     299.06     708        87.9
$50,000.01 - $60,000.00               $45,381,767      822      11.05         $55,209     6.138     299.07     709        90.2
$60,000.01 - $70,000.00               $35,102,972      538       8.55         $65,247     6.150     299.19     711        89.4
$70,000.01 - $80,000.00               $22,101,728      295       5.38         $74,921     5.791     299.26     704        85.4
$80,000.01 - $90,000.00               $13,301,389      156       3.24         $85,265     6.005     298.85     701        85.5
$90,000.01 - $100,000.00              $18,740,470      193       4.56         $97,101     5.900     298.75     701        79.3
$100,000.01 - $125,000.00              $9,664,229       87       2.35        $111,083     6.308     298.66     706        82.4
$125,000.01 - $150,000.00             $10,866,451       77       2.65        $141,123     5.979     299.18     715        74.9
$150,000.01 - $175,000.00              $1,103,592        7       0.27        $157,656     6.384     299.02     707        84.3
------------------------------------------------------------------------------------------------------------------------------
                                     $410,572,655   12,212     100.00         $33,620     5.910     298.87     708        87.1
------------------------------------------------------------------------------------------------------------------------------




                                                         Mortgage Rates

                                          CURRENT     # OF       % OF         AVERAGE     GROSS      REMG.            COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL         BALANCE       WAC       TERM    FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 3.000                                  $30,000        1       0.01         $30,000     3.000     300.00     649        68.6
3.001 - 3.500                            $260,229        9       0.06         $28,914     3.484     299.59     705        96.0
3.501 - 4.000                        $148,837,580    4,466      36.25         $33,327     3.983     299.65     700        83.5
4.001 - 4.500                         $14,486,881      389       3.53         $37,241     4.256     299.78     703        94.0
4.501 - 5.000                          $4,436,147      161       1.08         $27,554     4.955     298.57     715        89.9
5.001 - 5.500                         $66,824,167    2,308      16.28         $28,953     5.318     298.77     718        90.0
5.501 - 6.000                         $18,382,848      485       4.48         $37,903     5.800     295.95     717        70.2
6.001 - 6.500                         $15,003,909      365       3.65         $41,107     6.290     297.92     702        76.0
6.501 - 7.000                         $11,261,107      291       2.74         $38,698     6.860     298.96     703        80.7
7.001 - 7.500                         $18,651,268      604       4.54         $30,880     7.332     295.96     714        86.7
7.501 - 8.000                         $32,534,247      986       7.92         $32,996     7.788     298.55     721        91.4
8.001 - 8.500                         $14,083,369      378       3.43         $37,258     8.277     298.06     699        91.5
8.501 - 9.000                         $36,415,941      950       8.87         $38,333     8.809     299.06     719        97.1
9.001 - 9.500                         $11,247,743      339       2.74         $33,179     9.343     299.38     716        93.8
9.501 - 10.000                        $12,214,014      313       2.97         $39,022     9.795     299.38     690        95.4
10.001 - 10.500                        $3,184,704       93       0.78         $34,244    10.359     299.19     694        93.9
10.501 - 11.000                        $1,789,638       46       0.44         $38,905    10.808     299.65     694        92.8
11.001 - 11.500                          $314,860       12       0.08         $26,238    11.312     299.86     679        90.0




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                        Page A-2


                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------

                                                          $410,572,655

                                                         Mortgage Rates

                                          CURRENT     # OF       % OF       AVERAGE     GROSS       REMG.            COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL       BALANCE       WAC        TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                          $262,363        7       0.06       $37,480    11.769      300.00      665       95.8
12.001 - 12.500                          $288,346        7       0.07       $41,192    12.317      299.47      684       92.7
12.501 - 13.000                           $63,294        2       0.02       $31,647    12.943      298.77      656       91.6
------------------------------------------------------------------------------------------------------------------------------
                                     $410,572,655   12,212     100.00       $33,620     5.910      298.87      708       87.1
------------------------------------------------------------------------------------------------------------------------------




                                                  Months Remaining to Maturity

                                          CURRENT     # OF       % OF       AVERAGE     GROSS        REMG.           COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL       BALANCE       WAC        TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------
97 - 108                                   $9,063        2       0.00        $4,531     7.125      104.57      740       89.5
145 - 156                                 $13,827        1       0.00       $13,827     5.625      147.00      742       95.0
169 - 180                                 $65,880        2       0.02       $32,940     7.654      179.00      719       98.5
193 - 204                                 $23,136        1       0.01       $23,136     5.000      194.00      805       88.9
205 - 216                                 $47,612        2       0.01       $23,806     5.400      209.61      749       87.8
217 - 228                                $135,800        2       0.03       $67,900     5.949      218.18      725       65.8
229 - 240                                $121,970        4       0.03       $30,493     5.539      239.31      760       91.4
241 - 252                                $252,618       10       0.06       $25,262     5.846      243.96      759       82.8
253 - 264                                $763,650       26       0.19       $29,371     6.610      260.70      719       86.3
265 - 276                              $2,385,358       84       0.58       $28,397     6.610      272.37      719       87.3
277 - 288                              $5,940,682      269       1.45       $22,084     6.883      283.09      711       88.0
289 - 300                            $400,813,059   11,809      97.62       $33,941     5.890      299.46      708       87.1
------------------------------------------------------------------------------------------------------------------------------
                                     $410,572,655   12,212     100.00       $33,620     5.910      298.87      708       87.1
------------------------------------------------------------------------------------------------------------------------------




                                                 Combined Loan-to-Value Ratios

                                          CURRENT     # OF       % OF       AVERAGE     GROSS       REMG.            COMBINED
DESCRIPTION                               BALANCE     LOAN      TOTAL       BALANCE       WAC        TERM     FICO        LTV
------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                              $12,651        2       0.00        $6,326     5.250      295.24      785        7.3
10.01 - 20.00                            $125,956        7       0.03       $17,994     4.899      299.29      721       19.0
20.01 - 30.00                          $1,140,614       33       0.28       $34,564     4.696      299.43      762       24.8
30.01 - 40.00                          $2,837,281       99       0.69       $28,659     5.039      299.03      718       35.2
40.01 - 50.00                          $6,929,653      222       1.69       $31,215     4.937      298.64      710       45.8
50.01 - 60.00                         $13,198,099      388       3.21       $34,016     5.060      298.51      713       55.9
60.01 - 70.00                         $37,440,352    1,093       9.12       $34,255     5.006      299.15      707       66.9
70.01 - 80.00                         $55,488,158    1,657      13.51       $33,487     5.059      298.92      700       77.8
80.01 - 90.00                        $101,534,957    3,386      24.73       $29,987     5.908      298.60      703       88.6
90.01 - 100.00                       $191,512,932    5,319      46.65       $36,005     6.452      298.97      713       97.7
> 100.00                                 $352,000        6       0.09       $58,667     4.653      299.80      716      102.3
------------------------------------------------------------------------------------------------------------------------------
                                     $410,572,655   12,212     100.00       $33,620     5.910      298.87      708       87.1
------------------------------------------------------------------------------------------------------------------------------








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page A-3



                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------


                                                          $410,572,655

                                                    Geographic Distribution

                          CURRENT       # OF        % OF        AVERAGE          GROSS          REMG.                    COMBINED
DESCRIPTION               BALANCE       LOAN       TOTAL        BALANCE            WAC           TERM        FICO             LTV
---------------------------------------------------------------------------------------------------------------------------------
AK                     $1,313,735         30        0.32        $43,791          5.925         299.22         672            85.2
AL                     $5,499,342        208        1.34        $26,439          5.448         298.63         707            94.2
AZ                    $20,446,467        644        4.98        $31,749          5.945         299.04         713            91.2
CA                    $77,262,147      1,869       18.82        $41,339          6.146         298.62         709            81.4
CO                    $17,162,370        509        4.18        $33,718          5.690         299.14         710            91.4
CT                     $4,485,836        128        1.09        $35,046          6.127         299.29         699            85.2
DC                       $549,917         13        0.13        $42,301          6.261         299.76         674            83.6
DE                     $1,425,502         39        0.35        $36,551          5.893         299.13         679            87.9
FL                    $37,065,088      1,159        9.03        $31,980          6.180         299.12         711            87.8
GA                    $11,299,549        383        2.75        $29,503          5.766         299.04         704            92.4
HI                     $5,735,269        110        1.40        $52,139          5.774         298.58         719            77.5
IA                     $1,224,647         56        0.30        $21,869          5.664         298.52         698            93.9
ID                     $2,886,127        102        0.70        $28,295          5.894         299.12         707            91.3
IL                    $15,398,744        489        3.75        $31,490          5.968         298.82         711            88.8
IN                     $4,067,837        167        0.99        $24,358          5.827         298.31         702            92.9
KS                     $2,572,288         95        0.63        $27,077          6.017         298.78         707            94.5
KY                     $3,576,555        123        0.87        $29,078          5.357         298.90         716            94.2
LA                     $2,425,246         94        0.59        $25,800          5.523         297.81         708            91.2
MA                    $12,995,494        339        3.17        $38,335          5.930         298.98         706            81.6
MD                     $8,204,612        220        2.00        $37,294          5.531         298.77         703            84.2
ME                     $1,648,813         49        0.40        $33,649          5.399         299.43         707            84.2
MI                    $10,422,842        385        2.54        $27,072          5.458         298.18         702            90.3
MN                     $6,187,438        188        1.51        $32,912          5.679         298.65         710            89.6
MO                     $6,614,490        249        1.61        $26,564          5.657         299.05         711            91.7
MS                     $1,283,666         53        0.31        $24,220          5.372         298.50         693            91.8
MT                     $2,055,714         71        0.50        $28,954          5.429         299.38         723            80.4
NC                     $6,877,020        250        1.67        $27,508          5.839         298.65         706            92.1
ND                       $351,599          8        0.09        $43,950          5.466         299.86         679            91.8
NE                       $768,694         27        0.19        $28,470          5.580         297.16         711            91.4
NH                     $2,622,344         77        0.64        $34,056          5.638         299.41         706            86.1
NJ                    $16,182,037        425        3.94        $38,075          6.388         298.59         704            86.0
NM                     $2,008,606         78        0.49        $25,751          5.769         299.33         712            87.9
NV                    $20,649,137        532        5.03        $38,814          6.510         299.39         713            86.8
NY                    $16,737,209        414        4.08        $40,428          5.681         298.83         702            79.9
OH                     $9,616,895        349        2.34        $27,556          5.521         298.78         705            92.5
OK                     $2,297,780         89        0.56        $25,818          5.415         299.06         700            93.9
OR                     $6,366,807        201        1.55        $31,676          5.732         299.54         713            88.2
PA                    $11,350,922        382        2.76        $29,714          5.462         298.99         703            88.3
RI                     $1,557,164         41        0.38        $37,980          6.406         299.56         692            78.6
SC                     $3,214,811        118        0.78        $27,244          5.428         299.16         708            93.0
SD                       $291,617         12        0.07        $24,301          5.471         299.27         702            94.9
TN                     $5,117,951        189        1.25        $27,079          5.684         298.86         715            94.3
TX                     $2,192,003         88        0.53        $24,909          5.614         299.63         714            85.1
UT                     $5,553,283        183        1.35        $30,346          5.964         299.05         711            91.1
VA                    $11,548,428        332        2.81        $34,784          5.519         298.71         706            86.3
VT                       $423,622         14        0.10        $30,259          5.509         298.47         707            76.5
WA                    $14,347,951        403        3.49        $35,603          5.845         298.69         712            91.2
WI                     $4,890,074        166        1.19        $29,458          5.721         299.13         706            91.9
WV                     $1,092,645         40        0.27        $27,316          5.558         297.70         695            86.5




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page A-4



                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------

                                                          $410,572,655

                                                    Geographic Distribution

                              CURRENT       # OF         % OF       AVERAGE        GROSS         REMG.               COMBINED
DESCRIPTION                   BALANCE       LOAN        TOTAL       BALANCE          WAC          TERM       FICO         LTV
------------------------------------------------------------------------------------------------------------------------------
WY                           $704,322         22         0.17       $32,015        6.535        298.43        718        92.6
------------------------------------------------------------------------------------------------------------------------------
                         $410,572,655     12,212       100.00       $33,620        5.910        298.87        708        87.1


                                                         FICO Ranges

                              CURRENT       # OF         % OF       AVERAGE        GROSS         REMG.               COMBINED
DESCRIPTION                   BALANCE       LOAN        TOTAL       BALANCE          WAC          TERM       FICO         LTV
------------------------------------------------------------------------------------------------------------------------------
821 - 840                    $463,981         31         0.11       $14,967        4.962        299.45        828        76.1
801 - 820                  $6,661,796        210         1.62       $31,723        5.778        297.77        807        79.1
781 - 800                 $19,018,146        637         4.63       $29,856        5.900        298.48        789        84.6
761 - 780                 $30,442,829      1,001         7.41       $30,412        5.955        298.32        770        86.2
741 - 760                 $44,743,692      1,368        10.90       $32,707        6.073        298.92        750        88.6
721 - 740                 $53,745,168      1,573        13.09       $34,167        6.069        298.81        730        88.1
701 - 720                 $69,802,357      1,964        17.00       $35,541        6.073        299.00        710        88.5
681 - 700                 $62,176,322      1,817        15.14       $34,219        6.016        299.07        690        88.3
661 - 680                 $66,055,839      1,901        16.09       $34,748        5.831        298.89        670        87.8
641 - 660                 $33,175,970        986         8.08       $33,647        5.540        299.00        651        84.8
621 - 640                 $22,298,464        667         5.43       $33,431        5.265        299.04        631        82.0
601 - 620                  $1,770,091         51         0.43       $34,708        4.954        299.55        618        74.0
581 - 600                     $69,016          3         0.02       $23,005        4.446        299.00        592        83.9
561 - 580                     $53,985          2         0.01       $26,993        6.028        300.00        576        86.4
<= 560                        $95,000          1         0.02       $95,000        8.375        300.00        550        61.6
------------------------------------------------------------------------------------------------------------------------------
                         $410,572,655     12,212       100.00       $33,620        5.910        298.87        708        87.1






                                                      Property Type Group

                              CURRENT       # OF         % OF       AVERAGE        GROSS          REMG.               COMBINED
DESCRIPTION                   BALANCE       LOAN        TOTAL       BALANCE          WAC           TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
SFR                      $281,835,470      8,557        68.64       $32,936        5.673         298.71        705        85.9
PUD                       $73,255,126      2,058        17.84       $35,595        5.991         299.12        715        89.8
CND                       $37,652,899      1,168         9.17       $32,237        6.617         299.28        715        89.9
2-4U                      $14,007,019        296         3.41       $47,321        7.930         299.54        712        88.1
CNDP                       $3,822,142        133         0.93       $28,738        7.479         299.63        723        91.3
-------------------------------------------------------------------------------------------------------------------------------
                         $410,572,655     12,212       100.00       $33,620        5.910         298.87        708        87.1



                                                       Gross Margins

                              CURRENT       # OF         % OF       AVERAGE        GROSS          REMG.               COMBINED
DESCRIPTION                   BALANCE       LOAN        TOTAL       BALANCE          WAC           TERM       FICO         LTV
-------------------------------------------------------------------------------------------------------------------------------
<= 0.000                  $33,375,648        995         8.13       $33,543        4.360         298.29        742        69.0
0.001 - 0.250             $10,540,092        326         2.57       $32,332        4.424         297.83        687        63.5
0.251 - 0.500             $41,707,415      1,159        10.16       $35,986        4.673         298.20        715        76.3
0.501 - 0.750              $6,321,056        148         1.54       $42,710        5.596         298.68        698        73.3
0.751 - 1.000             $13,287,843        316         3.24       $42,050        5.805         299.30        714        81.0
1.001 - 1.250             $17,242,378        552         4.20       $31,236        4.713         298.35        662        72.0
1.251 - 1.500              $9,808,873        305         2.39       $32,160        5.269         299.36        721        86.9



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page A-5


                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------


                                                          $410,572,655
                                                         Gross Margins

                             CURRENT        # OF       % OF         AVERAGE       GROSS         REMG.                  COMBINED
DESCRIPTION                  BALANCE        LOAN      TOTAL         BALANCE         WAC          TERM        FICO           LTV
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750            $11,252,042         301       2.74         $37,382       6.141        299.23         695          79.1
1.751 - 2.000            $30,497,572       1,117       7.43         $27,303       5.360        298.28         732          90.0
2.001 - 2.250            $24,379,282         765       5.94         $31,868       5.717        298.59         695          87.2
2.251 - 2.500            $60,024,568       1,841      14.62         $32,604       5.756        299.12         732          95.8
2.501 - 2.750            $14,742,833         426       3.59         $34,608       7.366        299.41         696          91.0
2.751 - 3.000            $26,003,156         773       6.33         $33,639       5.771        298.80         678          91.1
3.001 - 3.250             $5,060,484         148       1.23         $34,192       6.375        299.56         692          93.9
3.251 - 3.500            $58,610,452       1,614      14.28         $36,314       6.662        299.32         698          97.9
3.501 - 3.750             $8,522,832         292       2.08         $29,188       7.625        299.37         714          94.1
3.751 - 4.000             $7,413,187         231       1.81         $32,092       8.275        299.62         703          95.0
4.001 - 4.250             $9,009,263         288       2.19         $31,282       7.751        299.35         701          94.3
4.251 - 4.500            $11,452,892         273       2.79         $41,952       8.718        299.46         683          96.4
4.501 - 4.750             $3,668,113         122       0.89         $30,066       8.065        299.31         682          95.2
4.751 - 5.000             $1,415,327          53       0.34         $26,704       7.869        299.02         679          93.7
5.001 - 5.250             $3,130,864          83       0.76         $37,721       9.955        299.54         690          95.0
5.251 - 5.500             $1,353,860          33       0.33         $41,026       7.185        299.63         665          96.1
5.501 - 5.750               $679,596          21       0.17         $32,362       9.323        299.61         676          92.6
5.751 - 6.000               $184,754           5       0.04         $36,951       8.852        299.77         667          96.0
6.001 - 6.250               $336,009          10       0.08         $33,601       9.299        299.96         666          94.9
6.251 - 6.500                $90,000           1       0.02         $90,000      11.625        300.00         664          99.9
6.501 - 6.750               $123,020           5       0.03         $24,604      12.027        300.00         667          92.0
6.751 - 7.000                $64,194           2       0.02         $32,097      11.715        300.00         674          94.1
7.001 - 7.250               $199,757           4       0.05         $49,939      12.346        299.23         695          93.0
7.251 - 7.500                $14,544           1       0.00         $14,544      12.750        298.00         680          92.4
7.501 - 7.750                $48,750           1       0.01         $48,750      13.000        299.00         649          91.4
9.251 - 9.500                $12,000           1       0.00         $12,000       9.250        300.00         686          61.5
-------------------------------------------------------------------------------------------------------------------------------
2.192                   $410,572,655      12,212     100.00         $33,620       5.910        298.87         708          87.1

\



                                                           Utilization Range

                             CURRENT        # OF       % OF         AVERAGE       GROSS         REMG.                  COMBINED
DESCRIPTION                  BALANCE        LOAN      TOTAL         BALANCE         WAC          TERM        FICO           LTV
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                $731,077         256       0.18          $2,856       5.678        296.83         732          71.8
10.01 - 20.00             $2,183,339         294       0.53          $7,426       5.315        297.99         732          72.0
20.01 - 30.00             $3,527,597         303       0.86         $11,642       5.148        297.21         723          74.7
30.01 - 40.00             $5,454,040         359       1.33         $15,192       5.294        297.92         713          74.7
40.01 - 50.00             $8,190,865         427       1.99         $19,182       4.988        298.08         714          75.1
50.01 - 60.00            $10,413,661         430       2.54         $24,218       4.944        298.80         710          77.2
60.01 - 70.00            $13,663,736         491       3.33         $27,828       5.146        298.35         710          77.6
70.01 - 80.00            $16,867,654         529       4.11         $31,886       5.027        297.82         708          79.0
80.01 - 90.00            $17,148,745         464       4.18         $36,959       5.121        296.85         708          80.7
90.01 - 100.00          $332,391,942       8,659      80.96         $38,387       6.103        299.11         707          89.3
-------------------------------------------------------------------------------------------------------------------------------
                        $410,572,655      12,212     100.00         $33,620       5.910        298.87         708          87.1



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                           Page A-6



                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------



                                                          $410,572,655
                                                       Lifetime Rate Cap

                                   CURRENT        # OF       % OF       AVERAGE     GROSS   REMG.                 COMBINED
DESCRIPTION                        BALANCE        LOAN      TOTAL       BALANCE       WAC    TERM         FICO         LTV
---------------------------------------------------------------------------------------------------------------------------
9.000                              $39,400           1       0.01       $39,400     9.000     299.00       770       100.0
16.000                         $22,589,841         626       5.50       $36,086     5.716     299.33       703        83.7
17.000                         $39,257,091       1,247       9.56       $31,481     6.148     299.15       711        87.7
18.000                        $348,686,324      10,338      84.93       $33,729     5.896     298.81       708        87.2
---------------------------------------------------------------------------------------------------------------------------
17.793                        $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1



                                                        Draw Limit Range

                                   CURRENT        # OF       % OF       AVERAGE     GROSS      REMG.              COMBINED
DESCRIPTION                        BALANCE        LOAN      TOTAL       BALANCE       WAC       TERM      FICO         LTV
---------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00              $1,372,297         180       0.33        $7,624     6.207     296.73       710        85.4
$10,000.01 - $20,000.00        $29,617,414       2,145       7.21       $13,808     5.974     298.58       708        86.7
$20,000.01 - $30,000.00        $73,338,803       3,206      17.86       $22,875     5.792     298.76       708        89.6
$30,000.01 - $40,000.00        $71,010,873       2,263      17.30       $31,379     6.048     298.85       708        90.0
$40,000.01 - $50,000.00        $58,384,634       1,526      14.22       $38,260     5.754     298.94       709        86.6
$50,000.01 - $60,000.00        $45,513,534         917      11.09       $49,633     6.126     298.97       708        90.5
$60,000.01 - $70,000.00        $36,895,207         645       8.99       $57,202     6.097     299.18       711        89.8
$70,000.01 - $80,000.00        $24,073,231         395       5.86       $60,945     5.784     299.14       704        84.9
$80,000.01 - $90,000.00        $15,857,924         242       3.86       $65,529     5.829     299.23       701        84.8
$90,000.01 - $100,000.00       $27,180,353         413       6.62       $65,812     5.558     298.46       707        76.4
$100,000.01 - $125,000.00      $11,189,027         130       2.73       $86,069     6.175     298.48       706        83.8
$125,000.01 - $150,000.00      $14,627,565         136       3.56      $107,556     5.908     299.09       713        74.2
$150,000.01 - $175,000.00       $1,478,293          13       0.36      $113,715     5.951     299.10       721        80.7
$175,000.01 - $200,000.00          $33,500           1       0.01       $33,500     5.250     300.00       736        84.9
---------------------------------------------------------------------------------------------------------------------------
                              $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1




                                                           Lien Type

                                   CURRENT        # OF       % OF       AVERAGE     GROSS      REMG.              COMBINED
DESCRIPTION                        BALANCE        LOAN      TOTAL       BALANCE       WAC       TERM      FICO         LTV
---------------------------------------------------------------------------------------------------------------------------
Second                        $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1
---------------------------------------------------------------------------------------------------------------------------
                              $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1



                                                       Delinquency Status

                                   CURRENT        # OF       % OF       AVERAGE      GROSS       REMG.             COMBINED
DESCRIPTION                        BALANCE        LOAN      TOTAL       BALANCPE       WAC       TERM      FICO       LTV
---------------------------------------------------------------------------------------------------------------------------
Current                       $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1
---------------------------------------------------------------------------------------------------------------------------
                              $410,572,655      12,212     100.00       $33,620     5.910     298.87       708        87.1






Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page A-7



                                                                                                       Computational Materials for

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                    Group 1
----------------------------------------------------------------------------------------------------------------------------------


                                                          $410,572,655

                                                        Origination Year

                      CURRENT             # OF       % OF        AVERAGE      GROSS            REMG.                   COMBINED
DESCRIPTION           BALANCE             LOAN      TOTAL        BALANCE        WAC             TERM         FICO           LTV
---------------------------------------------------------------------------------------------------------------------------------
1996                  $23,136                1       0.01        $23,136      5.000           194.00          805          88.9
1997                  $28,512                1       0.01        $28,512      5.250           206.00          728          83.8
1998                 $154,900                3       0.04        $51,633      5.909           217.79          731          69.3
1999                  $22,227                3       0.01         $7,409      6.833           236.22          678          80.1
2000                 $352,362               11       0.09        $32,033      5.677           242.84          764          85.9
2001                 $454,680               18       0.11        $25,260      6.871           258.89          729          84.4
2002               $2,136,593               70       0.52        $30,523      6.494           269.40          718          86.6
2003               $5,576,866              238       1.36        $23,432      6.809           281.39          714          88.3
2004              $39,070,563            1,393       9.52        $28,048      7.066           297.03          702          86.1
2005             $362,752,816           10,474      88.35        $34,634      5.768           299.67          709          87.2
---------------------------------------------------------------------------------------------------------------------------------
                 $410,572,655           12,212     100.00        $33,620      5.910           298.87          708          87.1














Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page A-8
